Income Taxes	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Income Tax Disclosure [Abstract]
Income Taxes Disclosure
INCOME TAXES
Our effective income tax rate for the three and six months ended June 30, 2013 was 43% and 39%, respectively, compared with 34% and 33% for the corresponding periods of 2012. The effective tax rate differs from the federal statutory rate of 35% primarily due to state income taxes and the impact of foreign operations. Also impacting our effective tax rate for the second quarter and first six months of 2013 was a $7 million deferred tax expense we recorded resulting from the loss of certain state tax credits that were no longer eligible for use in our consolidated tax return as a result of the separation and distribution, which represented a 10% and 7% component of the effective rate for the three and six months ended June 30, 2013, respectively.
The provision for income taxes for periods prior to the separation and distribution were computed as if we were a stand-alone company.

INCOME TAXES
Income before income tax expense from our U.S. and Canadian operations was as follows (in millions):

	Year Ended December 31,
	2012	2011	2010
U.S. operations	$202	$160	$157
Canadian operations	113	157	133
Income before income tax expense	$315	$317	$290

The following is a reconciliation of income tax expense to income taxes computed by applying the U.S. statutory federal income tax rate (35% for all years presented) to income before income tax expense (in millions):

	Year Ended December 31,
	2012	2011	2010
Federal income tax expense at the U.S. statutory rate	$110	$111	$101
U.S. state income tax expense, net of U.S. federal income tax effect	4	4	4
Canadian operations	(9)	(11)	(7)
Credits	—	(1)	(1)
Income tax expense	$105	$103	$97

Components of income tax expense related to net income were as follows (in millions):

	Year Ended December 31,
	2012	2011	2010
Current:
U.S. federal	$67	$40	$44
U.S. state	6	5	4
Canada	33	46	43
Total current	106	91	91

Deferred:
U.S. federal	1	14	8
U.S. state	—	1	1
Canada	(2)	(3)	(3)
Total deferred	(1)	12	6
Income tax expense	$105	$103	$97

The tax effects of significant temporary differences representing deferred income tax assets and liabilities were as follows (in millions):

	December 31,
	2012	2011
Deferred income tax assets:
Tax credit carryforwards	$8	$8
Net operating losses (“NOLs”)	1	1
Environmental liabilities	1	1
Inventories	10	10
Other assets	16	17
Total deferred income tax assets	36	37
Less: Valuation allowance	(1)	(1)
Net deferred income tax assets	35	36

Deferred income tax liabilities:
Property and equipment	(145)	(147)
Other	—	(1)
Total deferred income tax liabilities	(145)	(148)
Net deferred income tax liabilities	$(110)	$(112)

We had the following income tax credit and loss carryforwards as of December 31, 2012 (in millions):

	Amount	Expiration
U.S. state income tax credits	$12	2026
U.S. state NOL (gross amount)	16	2018

We have recorded a valuation allowance as of December 31, 2012 due to uncertainties related to our ability to utilize our state NOLs. The valuation allowance is based on our estimates of future taxable income in the various jurisdictions in which we operate and the period over which deferred income tax assets will be recoverable. The realization of net deferred income tax assets recorded as of December 31, 2012 is primarily dependent upon our ability to generate future taxable income in certain U.S. states.
Subsequently recognized tax benefits in the amount of $1 million related to the valuation allowance for deferred income tax assets as of December 31, 2012 will be allocated as an income tax benefit.
Deferred income taxes have not been provided on the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and the respective tax bases of our Canadian subsidiaries based on the determination that such differences are essentially permanent in duration in that the earnings of these subsidiaries are expected to be indefinitely reinvested in the Canadian operations. If these earnings were not considered indefinitely reinvested, deferred income taxes would have been recorded after consideration of U.S. foreign tax credits. The decision by us to forgo these elections could significantly increase our income tax expense. It is not practicable to estimate the amount of additional tax that might be payable on those earnings, if distributed.
As of December 31, 2012 and 2011, we did not have any unrecognized tax benefits.
Our financial results are included in the U.S. and Canada consolidated tax returns of Valero prior to the separation and distribution. As such, with the exception of certain states, we did not make cash tax payments directly to taxing jurisdictions; rather, our share of Valero’s tax payments are reflected as changes in “Net parent investment.” Direct cash payments for certain state income taxes were approximately $1 million for the year ended December 31, 2012 and less than $1 million in each of the years ended December 31, 2011 and 2010.